Exhibit 10.30

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT

TO THE AMENDED AND RESTATED SERVICES AGREEMENT (THE “AMENDMENT”)

The AMENDED AND RESTATED SERVICES AGREEMENT dated June 29, 2015 (as previously amended, the “Agreement”) by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”) (each a “Party” and collectively, the “Parties”) is hereby amended as set forth below.

Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Accolade and Comcast hereby agree to amend the Agreement as follows:

1.                                      This Amendment shall be effective retroactively to January 1, 2019 (“Amendment Effective Date”). All measurements and calculations of the relevant metrics, and any adjustments to Base Fees resulting from the Performance Guarantees (“PG”), shall begin on January 1, 2019 unless otherwise stated below, and continue unless and until amended by the Parties in writing.

2.                                      Versions of Exhibits F and G, as amended from time to time, in force for Service Years prior to 2019 shall serve as reference as to the Parties’ agreement regarding Performance Guarantees and Incentives applicable to such prior Service Years, but shall not have effect on Service Years 2019 through the end of the Term.

3.                                      A new Exhibit F, attached hereto, shall govern Service Year 2019 and subsequent Service Years through the end of the Term unless and until amended by the Parties in writing.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect.  In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan	Accolade Inc.

By: /s/ Shawn Leavitt	By: /s/ Rajeev Singh
Title: SVP, Total Rewards	Title: CEO
Date: August 12, 2019	Date: August 12, 2019

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBITF

PERFORMANCE GUARANTEES

1.                                      Accolade Health Assistant Center-related metrics must meet performance guarantees (“Performance Guarantees”) in order to avoid a refund to Comcast depending on whether the Performance Guarantee metrics (“Metrics”) are met or not met.

2.                                      Any refund to Comcast hereunder shall be imposed as a per employee per month (“PEPM”) refund, as applicable based on the Service Year in question, paid per the terms outlined in Section 6.2.

3.                                      The Performance Guarantees, Metrics and associated refunds are set forth for [***]

4.                                      Measurement of the Metrics and implementation of a refund, if any, will begin on January 1, 2019, unless otherwise stated below.

5.                                      Any of these Performance Guarantees, the Metrics or the refund for failing to meet any Performance Guarantee may be eliminated or changed by the mutual agreement of the Parties at any time.

6.                                      Comcast agrees to fully cooperate and provide reasonable support to Accolade in its efforts to perform in accordance with these Performance Guarantees, to meet the Metrics and to avoid a refund to Comcast.

7.                                      For the duration of an Extraordinary Event, so long as Accolade is in compliance with Section 3.4 of the Agreement, Accolade shall be relieved of its obligations to comply with the Performance Guarantees and the Metrics set forth herein without penalty.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Service Years 2019 - 2020

On an annual basis, at [***] to the start of the next Service Year during the Term beginning in 2019 for Service Year 2020, the Parties will use commercially reasonable efforts to discuss and mutually agree to any adjustments to the Performance Guarantees and Metrics for the following Service Year. Changes to Performance Guarantees for the following Service Year will not be effective unless and until mutually agreed in writing by the Parties. In the event the Parties fail to reach an agreement on new Performance Guarantees before the start of the following Service Year, the Performance Guarantees from the previous Service Year shall continue until the Parties reach such agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

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